                                                                    EXHIBIT 10.6

                                 SECURITIES ACT
                                ESCROW AGREEMENT


         THIS AGREEMENT made this 18th day of September, 1997.

AMONG:

                  INZECO HOLDINGS INC., a body corporate pursuant to the laws of the Province of Alberta

                                (hereinafter called the "Issuer")

                                            - and -

                  MONTREAL TRUST COMPANY OF CANADA, a body corporate authorized to carry on business as a trust company in the Province of Alberta

                                (hereinafter called the "Trustee")

                                            - and -

                  Those parties who execute and deliver this Escrow Agreement as Security Holders

                            (hereinafter called the "Security Holders")


         WHEREAS in order to comply with the requirements of the Securities Act, the Security Holders are desirous of depositing in escrow certain securities in the Issuer owned by them and have for that purpose delivered to the Trustee the security certificates described in Schedule "A", the receipt of which certificates the Trustee hereby acknowledges;

         AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;

         NOW THEREFORE this Agreement witnesseth that, in consideration of the sum of One Dollar ($1.00) paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, the Security Holders jointly and severally covenant and agree with the Issuer and with the Trustee, and the Issuer and the Trustee covenant and agree each with the other and with the Security Holders jointly and severally, as follows:



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         1.       In this Escrow Agreement:

                  (a) "Executive Director" means the Executive Director of Securities Administration of the Alberta Securities Commission Agency;

                  (b) "Common Shares" means fully paid and non-assessable Common Shares of the Issuer;

                  (c) "Control Person" means a Control Person as that term is defined in Alberta Securities Commission Policy 4.11, as amended from time to time, being any person or company that holds or is one of a combination of persons or companies that holds:

                           (i) a sufficient number of securities of the Issuer so as to affect materially control of the issuer; or
                           (ii) more than 20% of the outstanding voting securities of the Issuer except where there is evidence showing that the holding of these securities does not affect materially control of the Issuer;

                  (d) "Major Transaction" means a Major Transaction as that term is used and defined in Alberta Securities Commission Policy 4.11, and includes a transaction whereby:

                           (i) the issuer issues more than 25% of its issued and outstanding securities prior to the completion of a Major Transaction to acquire assets (other than cash) or securities of another issuer;

                           (ii) the Issuer enters into an arrangement, amalgamation, merger or reorganization (all or any one of which are hereinafter referred to as a "Reorganization") with another issuer whereby the ratio of securities which are distributed to the two sets of security holders results in the security holders of the other issuer acquiring control of the entity arising from the Reorganization;


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                           (iii)    the Issuer acquires significant assets
                                    (other than cash) or a business in any way other than as set out in (i) and (ii) above; or

                           (iv) the Issuer issues more than 25% of its issued and outstanding securities prior to the completion of a Major Transaction for cash;

                  (e) "Private Placement" means a Major Transaction referred to in paragraph 1(d)(iv) hereof;

                  (f) "Prospectus" means the prospects of the Issuer, approved, signed and certified in accordance with the Securities Act (Alberta) and relating to the offering of Common Shares in Alberta by the Issuer;

                  (g) "Related Party" means a person or company that is a promoter, officer, director or other insider of the Issuer, or an associate or affiliate of these persons or companies.

         2. Each of the Security Holders hereby places and deposits in escrow with the Trustee those of his securities in the Issuer which are represented by the certificates described in Schedule "A" and the Trustee hereby acknowledges receipt of those certificates. Each of the Security Holders agrees to deposit in escrow any further certificates representing securities in the Issuer which he may receive as a stock dividend on securities hereby escrowed, and to deliver to the Trustee immediately on receipt thereof the certificates for any such further securities and any replacement certificates which may at any time be issued for any escrowed securities.

         3. Each of the Security Holders shall be entitled to a letter or receipt from the Trustee stating the number of securities represented by certificates held for him by the Trustee subject to the terms of this Agreement. It is expressly understood and agreed by the parties hereto that such letter or receipt shall not be assignable.

         4. Each of the Security Holders hereby undertakes and agrees to deposit in escrow any securities of the Issuer watch he may acquire in any of the following ways:

                  (a)      pursuant to the distribution under the Prospectus;


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                  (b)      pursuant to the exercise, prior to the completion of
                           a Major Transaction, of any option granted to him by the Issuer;

                  (c) in the secondary market, prior to the completion of a Major Transaction, if the Security Holder is a Control Person.

         5. The securities deposited in escrow as aforesaid shall remain in escrow and shall be released only on the written consent of the Executive Director given to the Trustee. Any such release may be either total or partial; a partial release shall release from escrow only the securities as may from time to time remain in escrow until all the escrowed securities have been either released on the written consent of the Executive Director or cancelled pursuant to paragraph 14 hereof.

         6. Except with the written consent of the Executive Director, the securities held in escrow under this Agreement and the beneficial ownership or interest in them and the certificates representing them (including any replacement certificates) shall not be sold, assigned in hypothecated, transferred within escrow or otherwise dealt with in any manner and the Trustee shall not acknowledge or implement any of the foregoing. In the event of bankruptcy or death of a Security Holder, the Trustee, on written notification to the Executive Director, may transmit the Security Holder's securities by operation of law to the trustee in bankruptcy, personal representative, or surviving joint tenant as the case may be but, notwithstanding such transmission, the securities shall remain in escrow subject to this Agreement.

         7. Notwithstanding the provisions of paragraph 5 hereof, securities deposited with the Trustee pursuant to this Agreement shall be released with the written consent of the Executive Director, upon the Issuer completing a Major Transaction (other than a Private Placement) as to one-third (1/3) of the original number on each of the first, second and third anniversaries of the completion of the Major Transaction. The Executive Director, in his discretion, may consent to the release of securities on the second and third anniversaries of the completion of the Major Transaction when consent is granted for the release of securities on the occasion of the first anniversary.


                                     -4-
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         8.       The Executive Director may consent in writing to the transfer or hypothecation within escrow of any of the escrowed securities, subject to the transferee or mortgagee agreeing in writing under seal to be bound by this Agreement and subject also to such other terms and conditions as the Executive Director may impose, and the Trustee, on receipt of the written consent of the Executive Director and of the agreement of the transferee or mortgagee as aforesaid, may permit such transfer or hypothecation within escrow.

         9. Any Security Holder applying to the Executive Director for a consent for a release from escrow or to a transfer or hypothecation within escrow shall, before applying, give reasonable notice in writing of his intention to the Issuer and the Trustee.

         10. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

         11. The Security Holders hereby renounce and release any right to receive payment of any dividend (other than a stock dividend) wech may be pavable on any securities heid in escrow pursuant to this Agreement with the intent that the dividend shall not be paid on securities which are in escrow on the record date set for the dividend.

         12. The Security Holders agree that, while any of their securities are held in escrow under this Agreement, they will not, without the prior written consent of the Executive Director, vote any of their securities (whether escrowed or not) in support of any arrangement that would result in a repayment of capital being made on escrowed securities prior to the commencement of the winding up of the Issuer.

         13. If the Issuer is wound up and any securities remain in escrow under this Agreement at the time when a distribution of assets to holders of securities is made by the liquidator, the Security Holders do hereby assign their right to receive that part of the distribution which is attributable to the escrowed securities to the Trustee, for the benefit of, and in trust for the persons and companies who are then holders of securities in the Issuer which securities are not subject to this escrow agreement, ratably in proportion to their holdings.


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         14.      (a)      Any securities not released from the escrow hereby
                           created before the expiration of ten years from the date of this Agreement shall be canceled forthwith and the Issuer and the Trustee hereby agree to take all actions as necessary to expeditiously effect cancellation.

                  (b) For the purposes of effecting cancellation of securities pursuant to paragraph 14(a), the Security Holders hereby irrevocably appoint the Trustee their attorney for the purpose of canceling the securities, with authority to substitute one or more persons with the like full power.

         15. The Trustee accepts the responsibilities placed on it by this Agreement and agrees to perform them in accordance with the terms hereof and with the applicable consents, orders or directions of the Executive Director.

         16. The Issuer hereby acknowledges the terms and conditions of this Agreement and agrees to take all reasonable steps to facilitate its performance and to pay the Trustee's proper charges for its services as trustee of this escrow.

         17. This Agreement may be executed in several parts in the same form and the parts as so executed shall together constitute one original agreement, and the parts, if more than one, shall be read and construed as if all the signing parties hereto had executed one copy of this Agreement.

         18. The Issuer and the Security Holder hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

         19. If the Trustee should wish to retire, the Trustee shall provide ninety (90) days notice to the Issuer, upon which the Issuer may, with the written consent of the Executive Director, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holders, and the new Trustee shall assume and be bound by the obligation of the Trustee hereunder.


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         20.      The covenants of the Security Holder with the Issuer in this
Agreement are made with the Issuer both in its own right and as trustee for the holders from time to time of free securities in the issuer, and may be enforced not only by the Issuer but also by any holder of free securities.

         21. In this Agreement, the expression "the Security Holders" shall include their respective permitted transferees within escrow and any person to whom the interest of a Security Holder may be transmitted by operation of law as provided in paragraph 6, and the expression "the Trustee" shall include a new trustee appointed under paragraph 19, and wherever the singular or masculine is used, the same shall be construed to include the plural or feminine or neuter where the context so requires.

         22. This Agreement may be amended upon agreement of the Issuer, the Trustee and the Security Holders and upon the written consent having been obtained form the Executive Director.

         23. The written consent of the Executive Director as to a release form of all or part of the escrowed securities shall terminate this Agreement only in respect to those securities so released. For greater certainty this paragraph does not apply to securities transferred within escrow.

         24. This Agreement shall enure to the benefit of and be binding on the parties to this Agreement and each of their heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF the Issuer and the Trustee have caused their respective corporate seals to be hereto affixed and the Security Holders have hereto set their respective hands and seals.


                             INZECO HOLDINGS, INC.

                             Per:     /s/ Warren Arseneau
                                      -----------------------------------------
                                                                          (c/s)


                             MONTREAL TRUST COMPANY OF CANADA

                             Per:     /s/ name of signatory illegible
                                      -----------------------------------------
                                                                          (c/s)

                             Per:     /s/
                                      -----------------------------------------





                                     -7-
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         SIGNED, SEALED AND DELIVERED by the respective Security Holders whose names are subscribed in the right-hand column below in the presence of the respective persons whose names are subscribed in the left-hand column.



                              Security Holders


                              /s/ Martin H. Beck
                              ------------------------------
                              Martin H. Beck


                              /s/ Sheila M. Finn
                              ------------------------------
                              Sheila M. Finn


                              /s/ Doug W. Lammle
                              ------------------------------
                              Doug W. Lammle


                              /s/ William R. Beavers
                              ------------------------------
                              William R. Beavers


                              /s/Roger J. Short
                              ------------------------------
                              Roger J. Short


                              /s/Barry W. Lammle
                              ------------------------------
                              Barry W. Lammle


                              /s/Rob Griesdale
                              ------------------------------
                              Rob Griesdale


                              /s/Ken Unger
                              ------------------------------
                              Ken Unger






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                                  SCHEDULE "A"


TO THE AGREEMENT DATED EFFECTIVE THE 18TH DAY OF SEPTEMBER, 1997.


NAME OF                                                           NUMBER OF
SECURITY HOLDER                    TYPE OF SECURITIES            SECURITIES
--------------------------------------------------------------------------------
Martin H. Beck                      Common Shares                 300,000
Sheila M. Finn                      Common Shares                 250,000
Doug W. Lammle                      Common Shares                 250,000
William R. Beavers                  Common Shares                 200,000
Roger J. Short                      Common Shares                  50,000
Barry W. Lammle                     Common Shares                 100,000
Rob Griesdale                       Common Shares                 100,000
Ken Unger                           Common Shares                 100,000




















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